Loans Held for Investment (Notes)	12 Months Ended
Dec. 31, 2013
Receivables [Abstract]
Loans Held for Investment
Loans Held for Investment
Loans Held for Investment
In connection with the CapLease Merger, the Company acquired 12 loans held for investment, which consist predominantly of mortgage loans on properties subject to leases to investment grade tenants, with a fair value of $26.5 million at the CapLease Merger Date. At December 31, 2013, the loans held for investment had a carrying value of $26.3 million and carried interest rates ranging from 5.28% to 7.24%. The fair value adjustment is being amortized to interest expense in the consolidated statements of operations and comprehensive loss over the life of the Secured Term. The Company had no loans held for investment as of December 31, 2012.
The Company's loan portfolio is comprised primarily of fully amortizing or nearly fully amortizing first mortgage loans on commercial real estate leased to a single tenant. Payments of debt service on the Company's loans is, in substantially all cases, funded directly by rent payments paid into a lockbox account by the underlying tenant. Therefore, the Company's monitoring of the credit quality of its loans held for investment is focused primarily on an analysis of the tenant, including review of tenant credit ratings (including changes in ratings) and other measures of tenant credit quality, trends in the tenant's industry and general economic conditions, and an analysis of measures of collateral coverage, such as an estimate of the loan's loan-to-value ("LTV") ratio (principal amount outstanding divided by estimated value of the property) and its remaining term until maturity. As of December 31, 2013, the Company did not record a reserve for loan loss.